Exhibit 99.1

Atomera Provides Third Quarter 2022 Results

LOS GATOS, Calif. -- Nov. 9, 2022 -- Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2022.

Recent Company Highlights

•	Customer results validate that MST provides unique benefits in More-than-Moore technologies
•	Atomera reveals MST advantages for use in leading-edge process technologies
•	Ends quarter in solid financial position to take advantage of favorable industry dynamics

Management Commentary

“Progress with customers and R&D efforts continue to build on the momentum generated in the first half of 2022,” said Scott Bibaud, President and CEO. “The semiconductor industry’s current slowdown provides a fertile environment for adoption of MST as customers seek out ways to gain competitive advantage through lower product costs, higher yield and better performance, from legacy nodes through the bleeding edge. Atomera is actively working with customers on concrete plans to bring MST from the lab to the fab.”

Financial Results

The Company incurred a net loss of ($4.6) million, or ($0.20) per basic and diluted share in the third quarter of 2022, compared to a net loss of ($4.2) million, or ($0.19) per basic and diluted share, for the third quarter of 2021. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2022 was a loss of ($3.7) million compared to an adjusted EBITDA loss of ($3.4) million in the third quarter of 2021.

The Company had $23.3 million in cash and cash equivalents as of Sept. 30, 2022, compared to $28.7 million as of December 31, 2021.

The total number of shares outstanding was 23.9 million as of Sept 30, 2022.

Third Quarter 2022 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Wednesday, Nov. 9, 2022

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (3) risks related to our ability to advance the licensing arrangements with our initial integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2022. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	June 30,	December 31,
	2022	2022	2021
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$23,287	$21,838	$28,699
Prepaid expenses and other current assets	597	650	309
Total current assets	23,884	22,488	29,008

Property and equipment, net	164	176	196
Long-term prepaid maintenance and supplies	91	91	91
Security deposit	14	14	14
Operating lease right-of-use asset	751	801	900
Financing lease right-of-use-asset	4,455	5,212	5,851

Total assets	$29,359	$28,782	$36,060

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$524	$434	$338
Accrued expenses	205	213	203
Accrued payroll related expenses	794	510	601
Current operating lease liability	245	243	216
Current financing lease liability	1,043	1,395	1,395
Deferred revenue	1	–	–
Total current liabilities	2,812	2,795	2,753

Long-term operating lease liability	614	658	768
Long-term financing lease liability	3,254	3,579	4,158

Total liabilities	6,680	7,032	7,679

Commitments and contingencies	–	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at September 30, 2022, June 30, 2022 and December 31, 2021	–	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 23,854, 23,457 and 23,207 shares issued and outstanding as of September 30, 2022, June 30, 2022 and December 31, 2021, respectively	24	23	23
Additional paid-in capital	201,678	196,148	194,212
Accumulated deficit	(179,023)	(174,421)	(165,854)
Total stockholders’ equity	22,679	21,750	28,381
Total liabilities and stockholders’ equity	$29,359	$27,782	$36,060

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Revenue	$2	$–	$–	$377	$400
Cost of revenue	–	–	–	(81)	–
Gross margin	2	–	–	296	400

Operating expenses
Research and development	2,743	2,433	2,232	7,515	6,530
General and administrative	1,567	1,667	1,637	4,882	4,656
Selling and marketing	347	347	267	1,019	670
Total operating expenses	4,657	4,447	4,136	13,416	11,856

Loss from operations	(4,655)	(4,447)	(4,136)	(13,120)	(11,456)

Other income (expense)
Interest income	113	35	2	151	7
Interest expense	(60)	(69)	(52)	(200)	(52)
Total other income (expense), net	53	(34)	(50)	(49)	(45)

Net loss before income taxes	(4,602)	(4,481)	(4,186)	(13,169)	(11,501)
Provision for income taxes	–	–	17	–	48

Net loss	$(4,602)	$(4,481)	$(4,203)	$(13,169)	$(11,549)

Net loss per common share, basic and diluted	$(0.20)	$(0.20)	$(0.19)	$(0.57)	$(0.52)

Weighted average number of common shares outstanding, basic and diluted	23,294	22,936	22,629	23,029	22,405

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Threee Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Net loss (GAAP)	$(4,602)	$(4,481)	$(4,203)	$(13,169)	$(11,549)
Depreciation and amortization	19	19	21	58	47
Stock-based compensation	889	859	756	2,474	2,334
Interest income	(113)	(35)	(2)	(151)	(7)
Interest expense	60	69	52	200	52
Provision for income taxes	–	–	17	–	48
Net loss non-GAAP EBITDA	$(3,747)	$(3,569)	$(3,359)	$(10,588)	$(9,075)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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